Related party transactions (Tables)	6 Months Ended
Feb. 28, 2023
Related party transactions [abstract]
Schedule of Related Parties Compensation

	Three months ended February 28,		Six months ended February 28,
Directors and key management personnel	2023	2022	2023	2022
Remuneration (1)	$510	$429	$976	$828
Share-based compensation expense	559	533	1,274	1,513
Total directors and key management personnel	$1,069	$962	$2,250	$2,341
(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.